[SUTHERLAND ASBILL & BRENNAN LLP LETTERHEAD]



STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
Internet: sroth@sablaw.com



                                October 24, 2003


Board of Directors
National Life Insurance Company
One National Life Drive
Montpelier, Vermont  05604

                  Re:      National Variable Annuity Account II

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 by National Variable Annuity Account II for certain variable annuity contracts (File No. 333-19583). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                Very truly yours,

                                                SUTHERLAND ASBILL & BRENNAN LLP



                                By:       /s/ Stephen E. Roth
                                         --------------------------------------
                                              Stephen E. Roth